PROSPECTUS SUPPLEMENT -- Sept. 23, 2004*

AXP Stock Fund (Nov. 28, 2003) S-6351-99 X (11/03)



Effective Oct. 1, 2004, the "Investment Manager" section has been revised to add the following portfolio managers:

Dimitris J. Bertsimas, Portfolio Manager

o    Joined AEFC in 2002.

o Co-founded Dynamic Ideas, LLC, where he served as Managing Partner, 1999 to 2002. Currently, Boeing Professor of Operations Research, Sloan School of Management and the Operations Research Center, MIT.

o    Began investment career in 2002.

o    MS and Ph.D., MIT.

Gina K. Mourtzinou, Portfolio Manager

o    Joined AEFC in 2002.

o Co-founded Dynamic Ideas, LLC, where she served as Vice President of Research and Analytics, 1999 to 2002.

o    Began investment career in 2002.

o    Ph.D., MIT.



S-6351-22 C (9/04)

* Valid until next prospectus update.
Destroy Dec. 1, 2004